                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                            -------------------------

                                    FORM 8-K

                            -------------------------

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): SEPTEMBER 5, 2003





                              SABINE ROYALTY TRUST
             (Exact name of Registrant as specified in its charter)


           DELAWARE                                    1-8424                            76-6297143
(State or other jurisdiction of                      (Commission                       (I.R.S. Employer
incorporation or organization)                       File Number)                     Identification No.)




          TRUST DIVISION
        ROYALTY TRUST GROUP                                                               75202
        BANK OF AMERICA, N.A.                                                            (Zip Code)
    901 MAIN STREET, 17TH FLOOR
          DALLAS, TEXAS
(Address of principal executive offices)


     Registrant's Telephone Number, including area code:  (214) 209-2400



                                 NOT APPLICABLE
        (Former name, former address and former fiscal year, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         c. Exhibits

            99.1   Press Release dated September 5, 2003.


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.


      On September 5, 2003, the Registrant issued a press release announcing its monthly cash distribution to unitholders of record on September 15, 2003. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

       This Report on Form 8-K is being furnished pursuant to Item 12, Results of Operations and Financial Condition. The information furnished is not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   SABINE ROYALTY TRUST

                                   By:   BANK OF AMERICA, N.A., TRUSTEE


                                       By: /s/ RON E. HOOPER
                                           ---------------------------------
                                                   RON E. HOOPER
                                        Senior Vice President and Administrator

Date:   September 11, 2003

                                  EXHIBIT INDEX

Exhibit
Number       Description
------       -----------
99.1         Press Release dated September 5, 2003.
